GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P and Class R6 Shares

of the

Goldman Sachs High Yield Municipal Fund

(the “Fund”)

Supplement dated June 19, 2020 to the

Multi-Class Prospectus dated July 29, 2019, as supplemented to date

The Board of Trustees of Goldman Sachs Trust recently approved lowering the investment minimum for purchasing Class A Shares at net asset value (“NAV”) without imposition of a sales load from $1 million to $500,000.

Accordingly, effective July 20, 2020, the Fund’s Multi-Class Prospectus is revised as follows:

The following replaces in its entirety the starred footnote under the table in the “Shareholder Guide—How to Buy Shares—What is My Minimum Investment in the Funds?” section of the Multi-Share Prospectus:

*

No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds ($250,000 in the case of the Dynamic Municipal Income Fund and $500,000 in the case of the Short Duration Tax-Free Fund and High Yield Municipal Fund).

The following replaces it its entirety the High Yield Municipal Fund table and its related footnotes in the “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What is the Offering Price of Class A Shares?” section of the Multi-Class Prospectus:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	4.50%		4.71%		4.00%
$100,000 up to (but less than) $250,000	3.00		3.09		2.50
$250,000 up to (but less than) $500,000	2.50		2.56		2.00
$500,000 or more	0.00	**	0.00	**	***

*

Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.

**

For the High Yield Municipal Fund, no sales charge is payable at the time of purchase of Class A Shares of $500,000 or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For the Dynamic Municipal Income Fund, no sales charge is payable at the time of purchase of Class A Shares of $250,000 or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For the Short Duration Tax-Free Fund, no sales charge is payable at the time of purchase of Class A Shares of $500,000 or more, but a CDSC of 0.50% may be imposed in the event of certain redemptions within 9 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need To Know About Class A Shares’ CDSC?” below.

***

The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $500,000 or more of shares of the High Yield Municipal Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter; for purchases of $250,000 or more of shares of the Dynamic Municipal Income Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter; and for purchases of $500,000 or more of shares of the Short Duration Tax-Free Fund equal to 0.50% of the amount under $3 million and 0.25% thereafter. In instances where an Intermediary (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedules to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $250,000 or more (in the case of the Dynamic Municipal Income Fund) and $500,000 or more (in the case of the Short Duration Tax-Free Fund and the High Yield Municipal Fund) by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1.00% (or, in the case of the Short Duration Tax-Free Fund, if shares are redeemed within 9 months, a CDSC of 0.50%) may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months (9 months in the case of the Short Duration Tax-Free Fund).

The following replaces it its entirety the first sentence in the “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Else Do I Need To Know About Class A Shares’ CDSC?” section of the Multi-Class Prospectus:

Purchases of $500,000 or more of Class A Shares of the High Yield Municipal Fund and $250,000 or more of Class A Shares of the Dynamic Municipal Income Fund will be made at NAV with no initial sales charge.

This Supplement should be retained with your Prospectus for future reference.

TFFI1OPSTK 06-20